Exhibit 99.8

LEGEND SUN LIMITED

FOR THE PERIOD FROM
MARCH 30, 2009 (DATE OF INCEPTION) TO FEBRUARY 23, 2010

INDEX TO FINANCIAL STATEMENTS
Page
Report of Independent Registered Public Accounting Firm	1

Balance Sheet as of February 23, 2010	2

Statement of Operations
for the period from March 30, 2009 (date of inception) to February 23, 2010	3

Statement of Stockholder’s Equity
for the period from March 30, 2009 (Date of inception) to February 23, 2010	4

Statement of Cash Flows
for the period from March 30, 2009 (date of inception) to February 23, 2010	5

Notes to the Financial Statements	6 – 16

UHY VOCATION HK CPA LIMITED

Chartered Accountants

Certified Public Accountants

3/F, Malaysia Building, 50 Gloucester Road, Wanchai,

HONG KONG,

Tel (852) 2332 0661(23 lines)

Fax (852) 2332 0304, 2388 2086

E-mail :cpa@uhy-hk.com

Website www.uhy-hk.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

LEGEND SUN LIMITED

We have audited the accompanying balance sheet of Legend Sun Limited (the “Company”) as of February 23, 2010, and the related statement of operations, changes in stockholders’ equity, and cash flows for the period from March 30, 2009 (Inception) to February 23, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as we as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Legend Sun Limited as of February 23, 2010, and the results of its operations and its cash flows for the period from March 30, 2009 (Inception) to February 23, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY Vocation HK CPA Limited

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China,    20 APR 2012

An independent member firm of UHY

LEGEND SUN LIMITED
BALANCE SHEET

February 23, 2010
ASSETS
CURRENTS ASSETS
Cash	$ 5,417
Due from related party	10,272
Other receivable	317
Inventories	5,201
Prepaid expenses	9,334
Total current assets	30,541
Property and equipment, net	124,834
Security deposits	40,960

TOTAL ASSETS	$ 196,335

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 15,095

Due to related party	30,817
TOTAL CURRENT LIABILITIES	45,912
Stockholder’s loan	86,198
TOTAL LIABILITIES	132,110

STOCKHOLDER'S EQUITY
Common stock, 500,000 shares authorized with par value $0.128;
500,000 shares issued and outstanding at February 23, 2010	64,203

Retained earnings	22
TOTAL STOCKHOLDER'S EQUITY	64,225

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 196,335

See accompanying notes to financial statements.

LEGEND SUN LIMITED
STATEMENT OF OPERATIONS
Period from March 30, 2009 (date of inception) to February 23,
2010
Revenue	109,479
Cost of goods sold (exclusive of depreciation)	(36,478)

Gross profit	73,001

Operating expenses	(136,065)

OPERATING LOSS BEFORE INCOME TAXES	(63,064)

Other income	63,086

NET INCOME BEFORE INCOME TAXES	22

INCOME TAX EXPENSES	-

NET INCOME	$ 22

Net income per common share
Basic and fully diluted	$ -
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	83,082
See accompanying notes to financial statements.

LEGEND SUN LIMITED
STATEMENT OF STOCKHOLDER'S EQUITY

	Common Stock, Par value of $0.128			Total
			Retained	stockholder's
	Number	Amount	earnings	equity

Balance at March 30, 2009 (date of inception)	-	$ -	$ -	$ -
Common stock issued for cash	500,000	64,203	-	64,203
Net income	-	-	22	22
Balance as of February 23, 2010	500,000	$ 64,203	$ 22	$ 64,225

See accompanying notes to financial statements.

LEGEND SUN LIMITED
STATEMENT OF CASH FLOWS

Period from March, 30 2009 (date of inception) to February 23, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 22
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	15,189
Changes in operating assets and liabilities:
Due from related party	(10,272)
Other receivable	(317)
Inventories	(5,201)
Prepaid expenses	(9,334)
Security deposits	(40,960)
Accounts payable and accrued expenses	15,095
Due to related party	30,817
NET CASH USED IN INVESTING ACTIVITIES	(4,961)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of fixed assets	(140,023)
NET CASH USED IN INVESTING ACTIVITIES	(140,023)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder’s loan	86,198
Proceeds from issuance of common stock	64,203
NET CASH PROVIDED BY FINANCING ACTIVITIES	150,401

NET INCREASE IN CASH	5,417
CASH
Beginning of period	$ -

End of period	$ 5,417

See accompanying notes to financial statements.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 1 ORGANIZATION

Legend Sun Limited (the “Company”) is a limited liability company incorporated on March 30, 2009 and domiciled in Hong Kong.  The Company’s principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Hong Kong Dollar, however the accompanying financial statements have been translated and presented in United States Dollars.

(b)

 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

(c)

Foreign currency translation

Assets and liabilities are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income / (loss)’’ in the equity section of our balance sheet.

The period-end rates for February 23, 2010 of Hong Kong dollar to one US dollar was 7.78; average rates for the period from March 30, 2009 (date of inception) to February 23, 2010 was 7.76.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(c)

Foreign currency translation (…/Cont’d)

The period-end rates for February 23, 2010 of Hong Kong dollar to one US dollar was 7.78; average rates for the period from March 30, 2009 (date of inception) to February 23, 2010 was 7.76.

(d)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period, using the straight line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per annum

Computer equipment: 10%, per annum

Leasehold improvement: Over the lease term

(e)

 Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

(f)

Other receivables

Other receivables represent credit card sales autopay in transit from bank.

(g)

Prepaid expenses

Prepaid expenses mainly consist of coffee supplies, rent, rates and management fee paid in advance.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(h)

Security deposits

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment.

(i)

Cash

Cash consist of cash on hand and at banks.  The Company's cash deposits are held with financial institutions located in Hong Kong.  Management believes these financial institutions are of high credit quality.

(j)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

Based on the Company’s assessment, there were no events or changes in circumstances that would indicate any impairment of long-lived assets as of February 23, 2010.

(k)

 Accounts payable and accrued expenses consist of the following:

As of February, 23, 2010

Accounts payable	$ 7,561
Accrued expenses
Legal and professional fees	-
Payroll and other operating expenses	7,534
$ 15,095

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(l)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar  assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, accounts and other receivables, accounts payable and accrued expenses, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of February 23, 2010.

(m)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(m)

Income Taxes (Cont’d)

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

(n)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes rules for the reporting of comprehensive income and its components.  Comprehensive income consists of net income and foreign currency translation adjustments.

(o)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold. Other income for consultancy services is recognized on the accrual basis of accounting i.e. when the services are rendered and tips is recognized on cash basis.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(p)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

(q)

Segment information

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s operating segments. Management, including the chief operating decision maker, reviews operating results solely by monthly revenue and operating results of the Company. As such, management has determined that Company’s operations in Hong Kong is the only operating segment. As the Company’s operations and customers are principally all located in Hong Kong, no geographic information has been presented.

(r)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

As of February 23, 2010, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(s)

Recent Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on our financial statements. We do not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to our financial condition, results of operations, or disclosures.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(s)

Recent Accounting Pronouncements (Cont’d)

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair Value Measurements and Disclosures. The guidance requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement. The guidance now requires a reporting entity to use judgment in determining the appropriate classes of assets and liabilities and to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009. As this standard relates specifically to disclosures, the adoption did not have a material impact on the Company’s financial statements.

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not have a material impact on the Company’s financial statements.

NOTE 3 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods include food and beverage materials and products for catering services.

NOTE 4 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company. Property and equipment as of February 23, 2010 are summarized as follows:

Furniture & equipment	$ 40,407
Leasehold improvement	92,550
Computer equipment	7,066
-
Total	140,023
Accumulated depreciation and amortization	(15,189)
Balance	$ 124,834

Depreciation and amortization expense for the period from March 30, 2009 (date of inception) to February 23, 2010 were $15,189.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 5 SECURITY DEPOSITS

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment.  Security and deposits as of February 23, 2010 are summarized as follows:

Rental and management fee security deposit	$ 35,888
Electricity deposit	3,595
Water deposit	771
Food supplies deposit	706
$ 40,960

NOTE 6 COST OF GOODS SOLD

Cost of goods sold consists of finished goods including food and beverage materials and products for the catering services sold by the company-owned restaurant and exclusive of depreciation expenses which are shown separately under Note 7 Operating Expenses.

NOTE 7 OPERATING EXPENSES

Operating expenses consist of the following for the period from March 30, 2009 (date of inception) to February 23, 2010

Staff costs	$ 45,844
Property rent, rate and management fee	57,209
Electricity and utilities	8,668
Depreciation	15,189
Professional and audit fee	-
Others	9,155
Total	$ 136,065

NOTE 8 OTHER INCOME

Other income mainly represented the monthly consultancy services fee income from Joystick Limited for the period from August 2009 to January 2010.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 9 INCOME TAX

The Company is subject to income tax on income arising in or derived from the tax jurisdictions in which it operates.

The Company has not provided for income tax as the amount involved is immaterial.  Substantially all of the Company’s income before income tax expenses is generated in Hong Kong.

A reconciliation of the expected income tax expense (based on HK income tax rate) to the actual income tax expense is as follows:

March 30, 2009 (date of inception) to February 23, 2010
Income before tax	$ 22
HK income tax rate	16.5%
Expected income tax expenses calculated atHK income tax rate	4
Others	(4)
Actual income tax expenses	$ -

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 10 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on June 1, 2009 to lease premises for operation of our Company-owned restaurant for a term of 5 years at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

A of February 23, 2010, the total future minimum lease payments under non-cancellable operating lease in respect of leased premises are payable as follows:-

Year ended March 31,
2010	$ 7,890
2011	80,004
2012	80,004
2013 2014 2015	96,664 99,996 16,666
Total	$ 381,224

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 11 RELATED PARTY TRANSACTIONS

Balance with related party	February 23, 2010
Stockholder’s loan:
- Sizegenic Holdings Limited (“Sizegenic”) (under Common control of Cheung Ming)	$ 86,198

Amount received from stockholder for the period	$ 86,198

Due from related party:
- Joystick Limited (“Joystick”) (under Common control of Cheung Ming)	$ 10,272

Amount charged to Joystick for the period	$ 61,635

Due to related party:
- Joystick Limited (“Joystick”) (under Common control of Cheung Ming)	$ 30,817

Amount received from Joystick for the period	$ 30,817

The stockholder’s loan mainly represents the loan advance to the Company by Sizegenic under common control of Cheung Ming to substantiate the needs of day-to-day operational expenses and working capital.    This loan agreement was entered by the Company and Sizegenic on March 30, 2009 (date of inception) for a term of 2 years.  The advance is unsecured, non-interest bearing and repayable on March 31, 2011.

The Company had amounts charged to and received from related parties.  The amount charged to Joystick represents the consultancy services fee income for the period from August 2009 to January 2010 and the outstanding balance was recorded as due from Joystick.

The amount received from Joystick represents the deposit for the provision of consultancy service pursuant to the terms of the agreement entered in August 2009.   It was recorded as due to Joystick pursuant to the agreement, because the deposit received is payable to Joystick upon expiration of the term for twelve months effective as of August 15, 2009 except when the agreement has terminated before the expiration of the term.

LEGEND SUN LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 30, 2009 (INCEPTION) TO FEBRUARY 23, 2010

NOTE 12 CERTAIN RISK AND CONCENTRATION

Credit risk

As of February 23, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the periods presented.

NOTE 13 SUBSEQUENT EVENT

We evaluated subsequent events through the issuance date of our financial statements.  In February 2010, Sizegenic entered into and consummated an agreement and a supplementary agreement with Hippo Lace Limited (:HLL”), a BVI corporation, to (i) sell 100% interests of the Company to HLL and (ii) HLL to pay off the Company’s shareholder loan from Sizegenic. The consideration of $182,982 to acquire Legend Sun and pay off the shareholder loan was paid in full on February 17, 2010 and the share transfer was completed on February 24, 2010.